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                                                                    EXHIBIT 99.2



                   CERTIFICATION OF CHIEF FINANCIAL OFFICER


      I, John E. Sundeen, Jr., Senior Vice President, Chief Financial Officer and Treasurer of Waddell & Reed Financial, Inc. (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350 (the "Act"), that:

   1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") dated November 14, 2002 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 14, 2002

                                          /s/ John E. Sundeen, Jr.
                                          ------------------------
                                          John E. Sundeen, Jr.
                                          Senior Vice President, Chief
                                          Financial Officer and Treasurer




The foregoing Certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.